UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2020

Protective Life Insurance Company
(Exact name of Registrant as specified in its charter)

Tennessee	001-31901	63-0169720
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2801 Highway 280 South, Birmingham, Alabama 35223
(Address of principal executive offices) (Zip Code)

(205) 268-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 1, 2020, Protective Life Corporation, the sole stockholder of Protective Life Insurance Company (the “Registrant”), approved and adopted by unanimous written consent the Agreement and Plan of Merger between Registrant and Shades Creek Captive Insurance Company (“Shades Creek”) pursuant to which, subject to the terms and conditions contained therein including receipt of required regulatory approvals, the Registrant’s affiliate, Shades Creek, will merge with and into the Registrant and the Registrant will continue as the surviving corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE LIFE INSURANCE COMPANY

/s/ Paul R. Wells
Paul R. Wells
Senior Vice President, Chief Accounting Officer

Dated 9/3/2020